Exhibit 10.2

AMENDED AND RESTATED SECURITY AGREEMENT

THIS AMENDED AND RESTATED SECURITY AGREEMENT (this “Security Agreement”), is entered into as of February 28, 2007, among GATEHOUSE MEDIA HOLDCO, INC., a Delaware corporation (“Holdco”), GATEHOUSE MEDIA OPERATING, INC., a Delaware corporation (the “Company”), GATEHOUSE MEDIA MASSACHUSETTS I, INC., a Delaware corporation (“GateHouse I”), GATEHOUSE MEDIA MASSACHUSETTS II, INC., a Delaware corporation (“GateHouse II”), and ENHE ACQUISITION, LLC, a Delaware limited liability company (“ENHE” and, together with GateHouse I and GateHouse II, collectively the “Subsidiary Borrowers” and individually a “Subsidiary Borrower”), each of the Restricted Subsidiaries from time to time party hereto (together with Holdco, collectively the “Guarantors” and individually a “Guarantor”; the Guarantors, together with the Company and the Subsidiary Borrowers, collectively, the “Obligors” and individually an “Obligor”), WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”) for the several banks and other financial institutions as may from time to time become parties to such Credit Agreement (individually a “Lender” and collectively the “Lenders”) and WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as Control Agent under the Credit Agreement referred to below (in such capacity, the “Control Agent”) for the Administrative Agent (on behalf of the Lenders).

RECITALS

WHEREAS, the Borrowers, the Guarantors, certain financial institutions, as lenders, and the Administrative Agent are parties to a First Lien Credit Agreement dated as of June 6, 2006 (as amended, modified, extended, renewed, restated, replaced or supplemented prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, in connection with the Existing Credit Agreement, the Borrowers, the Guarantors and the Administrative Agent entered into that certain First Lien Security Agreement dated as of June 6, 2006 (as amended, modified, extended, renewed, restated, replaced or supplemented prior to the date hereof, the “Existing Security Agreement”);

WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement dated as of the date hereof (as amended, modified, extended, renewed, restated, replaced or supplemented from time to time, the “Credit Agreement”), pursuant to which the Existing Credit Agreement has been amended and restated and the obligations under the Existing Credit Agreement have been continued; and

WHEREAS, in connection with the Credit Agreement, the Lenders and the Obligors have agreed to amend and restate (but not effect a novation of) the Existing Security Agreement in accordance with the terms of this Security Agreement.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

(a) Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code from time to time in effect in the State of New York (the “UCC”) are used herein as so defined: Accessions, Accounts, As-Extracted Collateral, Certificated Security, Chattel Paper, Commercial Tort Claims, Consumer Goods, Control, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Farm Products, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Manufactured Homes, Proceeds, Securities Account, Securities Intermediary, Security Entitlement, Software, Supporting Obligations and Tangible Chattel Paper. For purposes of this Security Agreement, the term “Lender” shall include any Secured Hedging Agreement Provider.

(b) In addition, the following terms shall have the following meanings:

“Control Collateral” means any Collateral (as defined below) consisting of a Deposit Account and any cash or Cash Equivalents therein or a Securities Account and any Investment Property therein or Security Entitlement with respect thereto.

“Perfection Collateral” means all Collateral (as defined below) except: (i) Deposit Accounts for which the Credit Parties are not required to obtain Deposit Account Control Agreements pursuant to Sections 4.1 and 6.14 of the Credit Agreement, (ii) real estate leasehold interests with an annual base rent (not including any escalators) not in excess of $500,000, (iii) vehicles and (iv) any Collateral as to which the Administrative Agent has determined in its sole discretion that the collateral value thereof is insufficient to justify the difficulty, time and/or expense of obtaining a perfected security interest therein.

“Secured Obligations” means: (i) all of the Credit Party Obligations (including obligations under Secured Hedging Agreements), howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several and (ii) all expenses and charges, legal and otherwise, incurred by the Administrative Agent and the Lenders in collecting or enforcing any of the Credit Party Obligations or in realizing on or protecting any security therefor, including without limitation the security interest granted hereunder.

“Work” means any work which is subject to copyright protection pursuant to Title 17 of the United States Code or the applicable copyright laws of any other State or country.

2. Grant of Security Interest in the Collateral.

(a) To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, each Obligor hereby grants to the Administrative Agent, for the ratable benefit of the Lenders, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Collateral”):

(i) all Accounts;

(ii) all cash and Cash Equivalents;

(iii) all Chattel Paper (including Electronic Chattel Paper);

(iv) those certain Commercial Tort Claims of such Obligor in excess of $3,000,000 set forth on Schedule 2(a)(iv) attached hereto (as such Schedule may be updated from time to time by such Obligor);

(v) all Copyright Licenses;

(vi) all Copyrights;

(vii) all Deposit Accounts;

(viii) all Documents;

(ix) all Equipment;

(x) all Fixtures;

(xi) all General Intangibles;

(xii) all Goods;

(xiii) all Instruments;

(xiv) all Inventory;

(xv) all Investment Property;

(xvi) all Letter-of-Credit Rights;

(xvii) all Material Contracts and all such other agreements, contracts, leases, licenses, tax sharing agreements or hedging arrangements now or hereafter entered into by an Obligor, as such agreements may be amended or otherwise modified from time to time (collectively, the “Assigned Agreements”), including without limitation, (A) all rights of an Obligor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (B) all rights of an Obligor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (C) claims of an Obligor for damages arising out of or for breach of or default under the Assigned Agreements and (D) the right of an Obligor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

(xviii) all Payment Intangibles;

(xix) all Patent Licenses;

(xx) all Patents;

(xxi) all Trademark Licenses;

(xxii) all Trademarks;

(xxiii) all Supporting Obligations;

(xxiv) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks, and related data processing software (owned by such Obligor or in which it has an interest) that at any time evidence or contain information relating to any Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

(xxv) all other personal property of any kind or type whatsoever owned by such Obligor; and

(xxvi) to the extent not otherwise included, all Accessions, Proceeds and products of any and all of the foregoing.

(b) To secure the prompt payment and performance in full when due, whether by acceleration, mandatory prepayment or otherwise, of the Secured Obligations, each Obligor hereby grants to the Control Agent, for the benefit of the Administrative Agent (on behalf of the Lenders), a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to the Control Collateral, whether now owned or existing or owned, acquired, or arising hereafter.

(c) The Obligors, the Administrative Agent and the Control Agent hereby acknowledge and agree that the security interest created hereby in the Collateral (i) constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising and (ii) is not to be construed as a present assignment of any Intellectual Property.

(d) The term “Collateral” shall include any Secured Hedging Agreement and any rights of the Obligors thereunder only for purposes of this Section 2.

(e) Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in, any of such Grantor’s rights or interests in or under, (i) any Assigned Agreements to which such Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such Assigned Agreement, result in a breach of the terms of, or constitute a default under, such Assigned Agreement (other than to the extent that any such term would be rendered ineffective pursuant to the UCC or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that (x) immediately upon the ineffectiveness, lapse or termination of any such provision the Collateral shall include, and such security interest granted hereby shall attach to all such rights and interests without any further act or grant and (y) the proceeds from any such license, contract, permit, Instrument, Security or franchise shall constitute Collateral hereunder; (ii) any property subject to a Permitted Lien, to the extent that the Contractual Obligations governing such Permitted Lien expressly prohibit the granting of a security interest hereunder in such property, except to the extent that the term in such Contractual Obligations providing for such prohibition is ineffective under applicable law (including Sections 9-406, 9-407, 9-408 and 9-409 of the UCC of any relevant jurisdiction); (iii) assets sold to a Person which is not an Obligor in compliance with the Credit Agreement; (iv) assets owned by a Guarantor after the release of the guarantee of such Guarantor pursuant to Section 6.4(a)(vii) of the Credit Agreement; (v) any Letter of Credit Rights for a specified purpose to the extent Obligors is required by applicable law to apply the proceeds of such Letter of Credit Rights for a specified purpose; (vi) any outstanding capital stock of a Foreign Subsidiary to the extent excluded from “Pledged Collateral”, as defined in the Pledge Agreement; and (vii) the real property and improvements located at 9 Long Pond Road, Plymouth, Massachusetts; provided that such property is sold within 90 days following the Effective Date.

3. Provisions Relating to Accounts, Contracts and Agreements.

(a) Anything herein to the contrary notwithstanding, each of the Obligors shall remain liable under each of its Accounts, contracts and agreements to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account or the terms of such contract or agreement. Neither the Administrative Agent nor any Lender shall have any obligation or liability under any Account (or any agreement giving rise thereto), contract or agreement by reason of or arising out of this Security Agreement or the receipt by the Administrative Agent or any Lender of any payment relating to such Account, contract or agreement pursuant hereto, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of an Obligor under or pursuant to any Account (or any agreement giving rise thereto), contract or agreement, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(b) The Administrative Agent hereby authorizes the Obligors to collect the Accounts; provided, that the Administrative Agent may curtail or terminate such authority at any time after the occurrence and during the continuation of an Event of Default. If required by the Administrative Agent at any time after the occurrence and during the continuation of an Event of Default, any payments of Accounts, when collected by the Obligors (i) shall be forthwith (and in any event within two (2) Business Days) deposited by the Obligors in a collateral account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Lenders only as provided in Section 12 hereof and (ii) until so turned over, shall be held by the Obligors in trust for the Administrative Agent and the Lenders, segregated from other funds of the Obligors.

(c) At any time and from time to time but prior to the continuance of an Event of Default and in no event more than one time per fiscal year of the Parent, the Administrative Agent shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Obligors shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications. Upon the Administrative Agent’s request, and at the expense of the Obligors, but prior to an Event of Default and in no event shall such request be made more than one time per fiscal year of the Parent, the Obligors shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts. After the occurrence and continuance of an Event of Default, the Administrative Agent in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any Accounts.

4. Representations and Warranties. Each Obligor hereby represents and warrants to the Administrative Agent, for the benefit of the Lenders, that so long as any of the Secured Obligations (other than contingent indemnity obligations that survive termination of the Credit Documents pursuant to the stated terms thereof) remain outstanding, any Credit Document or Secured Hedging Agreement is in effect, and until all of the Commitments shall have been terminated:

(a) Chief Executive Office; Books & Records; Legal Name; State of Formation. As of the Effective Date, each Obligor’s chief executive office and chief place of business are (and for the prior four (4) months has been, unless otherwise indicated) located at the locations set forth on Schedule 3.19(c) to the Credit Agreement, and as of the Effective Date each Obligor keeps its material books and records at such locations. As of the Effective Date, each Obligor’s exact legal name is as shown in this

Security Agreement and its state of incorporation or organization is (and for the prior four (4) months has been, unless otherwise indicated) the location set forth on Schedule 3.3 to the Credit Agreement. No Obligor has in the four (4) months preceding the Effective Date changed its name, been party to a merger, consolidation or other change in structure not disclosed on Schedule 4(a) attached hereto (as updated from time to time).

(b) Location of Tangible Collateral. As of the Effective Date, the location of all tangible Collateral (other than Collateral in transit) owned by each Obligor (to the extent the value of the tangible Collateral at any such location exceeds $25,000) is as shown on Schedule 3.19(b) to the Credit Agreement.

(c) Ownership. Each Obligor is the legal and beneficial owner of its Collateral and has the right to pledge, sell, assign or transfer the same.

(d) Security Interest/Priority. This Security Agreement creates a valid security interest in favor of the Administrative Agent, for the benefit of the Lenders, in the Collateral of such Obligor in the United States, and in favor of the Control Agent, for the ratable benefit of the Administrative Agent (for the benefit of the Lenders), in the Control Collateral of such Obligor, and (in the case of the Perfection Collateral), when properly perfected by filing, obtaining possession, the granting of Control to the Administrative Agent or Control Agent or otherwise, shall constitute a valid first priority, perfected security interest in such Perfection Collateral to the extent such security interest can be perfected by (i) filing, obtaining possession, the granting of Control or otherwise under the UCC; (ii) filing an appropriate notice with the United States Copyright Office; or (iii) such other action as may be required pursuant to any applicable jurisdiction’s certificate of title statute), free and clear of all Liens except for Permitted Liens.

(e) Consents. Except for (i) the filing or recording of UCC financing statements, (ii) the filing of appropriate notices with the United States Copyright Office, (iii) obtaining Control to perfect the Liens created by this Security Agreement, and (iv) the filing, registration or other action required pursuant to any applicable certificate of title statute, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder, member or creditor of such Obligor), is required (A) for the grant by such Obligor of the security interest in the Collateral granted hereby or for the execution, delivery or performance of this Security Agreement by such Obligor or (B) for the perfection of such security interest in the Perfection Collateral or the exercise by the Administrative Agent of the rights and remedies provided for in this Security Agreement.

(f) Types of Collateral. Except as disclosed in writing to the Administrative Agent, none of the Collateral consists of, or is the Proceeds of, As-Extracted Collateral, Consumer Goods, Farm Products, Manufactured Homes or standing timber (as such term is used in the UCC).

(g) Accounts. With respect to the Accounts of the Obligors: (i) the goods sold and/or services furnished giving rise to each Account are not subject to any security interest or Lien except the first priority, perfected security interest granted to the Administrative Agent herein and except for Permitted Liens; (ii) no Account of an Obligor is evidenced by any Instrument or Chattel Paper in an amount greater than $1,000,000 unless such Instrument or Chattel Paper has been theretofore endorsed over and delivered to, or submitted to the Control of, the Administrative Agent; (iii) to each of the Obligor’s knowledge, the account debtor with respect to each Account has the capacity to contract; (iv) the right to receive payment under each Account is assignable except where the account debtor with respect to such Account is a Governmental Authority, to the extent assignment of any such right to payment is prohibited or limited by applicable law, regulations, administrative guidelines or contract.

(h) Inventory. No Inventory of an Obligor is held by a third party (other than an Obligor) pursuant to consignment, sale or return, sale on approval or similar arrangement for any period exceeding seven (7) days unless such Obligor has promptly perfected its purchase money Lien in such Inventory.

(i) Intellectual Property.

(i) Schedule 3.16 to the Credit Agreement includes all applications, licenses and registrations pertaining to Intellectual Property owned by or licensed by or to the Obligors as of the date hereof.

(ii) Except to the extent the same could not reasonably be expected to have a Material Adverse Effect, all Intellectual Property of each Obligor is valid, subsisting, unexpired, enforceable and has not been abandoned, and each Obligor is legally entitled to use each of its tradenames.

(iii) Except as set forth in Schedule 3.16 to the Credit Agreement, none of the Intellectual Property of the Obligors is the subject of any licensing or franchise agreement.

(iv) Except to the extent the same could not reasonably be expected to have a Material Adverse Effect, no holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any Intellectual Property of the Obligors.

(v) Except to the extent the same could not reasonably be expected to have a Material Adverse Effect, no action or proceeding is pending seeking to limit, cancel or question the validity of any Intellectual Property of the Obligors, or which, if adversely determined, would have a material adverse effect on the value of any such Intellectual Property.

(vi) Except to the extent the same could not reasonably be expected to have a Material Adverse Effect, all applications pertaining to the Intellectual Property of each Obligor have been duly and properly filed, and all registrations or letters pertaining to such Intellectual Property have been duly and properly filed and issued, and all of such Intellectual Property is valid and enforceable.

(vii) No Obligor has entered into any agreement in conflict with the security interest of the Administrative Agent in the Intellectual Property of each Obligor hereunder, except to the extent that the term in such agreement creating such conflict is ineffective under applicable law (including Sections 9-406, 9-407, 9-408 and 9-409 of the UCC of any relevant jurisdiction).

(j) Documents, Instruments and Chattel Paper. All Documents, Instruments and Chattel Paper describing, evidencing or constituting Collateral are, to the Obligors’ knowledge, complete, valid, and genuine.

(k) Equipment. To the extent deemed prudent (as determined by Obligor in its reasonable discretion), with respect to each Obligor’s material Equipment: (i) such Obligor has good and marketable title thereto; and (ii) all such Equipment is in normal operating condition and repair, ordinary wear and tear alone excepted (subject to casualty events), and is suitable for the uses to which it is customarily put in the conduct of such Obligor’s business.

(l) Collateral Requiring Control to Perfect. Set forth on Schedule 4(l) is a description of all Deposit Accounts, Electronic Chattel Paper, Letter-of-Credit Rights, Securities Accounts and uncertificated Securities of the Obligors as of the Effective Date, including the name and address of (i) in the case of a Deposit Account, the depository institution, (ii) in the case of Electronic Chattel Paper, the account debtor, (iii) in the case of Letter-of-Credit Rights, the issuer or nominated person, as applicable, and (iv) in the case of a Securities Account or other uncertificated Investment Property, the Securities Intermediary or issuer, as applicable.

5. Covenants. Each Obligor covenants that, so long as any of the Secured Obligations (other than contingent indemnity obligations that survive termination of the Credit Documents pursuant to the stated terms thereof) remain outstanding, any Credit Document or Secured Hedging Agreement is in effect, and until all of the Commitments shall have been terminated, such Obligor shall:

(a) Perfection of Security Interest by Filing, Etc. Execute and deliver to the Administrative Agent and/or file such agreements, assignments or instruments (including affidavits, notices, reaffirmations, amendments and restatements of existing documents and any documents as may be necessary if the law of any jurisdiction other than New York becomes or is applicable to the Perfection Collateral or any portion thereof, in each case as the Administrative Agent may reasonably request) and do all such other things as the Administrative Agent may reasonably deem necessary or appropriate (i) to assure to the Administrative Agent and the Control Agent their security interests hereunder in the Perfection Collateral are perfected, including (A) such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Administrative Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in the Perfection Collateral in accordance with the UCC and any other personal property security legislation in the appropriate state(s) or province(s), (B) with regard to Copyrights and Copyright Licenses, a Notice of Grant of Security Interest in Copyrights for filing with the United States Copyright Office in the form of Schedule 5(a)-1 attached hereto, (C) with regard to Patents and Patent Licenses, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Schedule 5(a)-2 attached hereto and (D) with regard to Trademarks and Trademark Licenses, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the form of Schedule 5(a)-3 attached hereto, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Administrative Agent and the Control Agent of their rights and interests hereunder. Each Obligor hereby authorizes the Administrative Agent to prepare and file such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Administrative Agent may from time to time deem necessary or appropriate in order to perfect and maintain the security interests granted in the Perfection Collateral hereunder in accordance with the UCC, including, without limitation, any financing statement that describes the Collateral as “all personal property” or “all assets” of such Obligor or that describes the Collateral in some other manner as the Administrative Agent reasonably deems necessary or advisable. Each Obligor agrees to mark its books and records to reflect the security interest of the Administrative Agent and the Control Agent, as applicable, in the Collateral.

(b) Perfection of Security Interest by Possession. If (i) any amount payable in excess of $1,000,000 under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Tangible Chattel Paper or Supporting Obligation or (ii) any Collateral valued in excess of $1,000,000 shall be stored or shipped subject to a Document or (iii) any Collateral shall consist of Investment Property in the form of a Certificated Security, concurrently with the delivery of the next financial statement referred to in Section 5.1(b) of the Credit Agreement, notify the Administrative Agent of the existence of such Collateral and deliver such Instrument, Chattel Paper, Supporting Obligation, Document or Investment Property to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Security Agreement.

(c) Perfection of Security Interest Through Control. If any Collateral shall consist of Electronic Chattel Paper, Letter-of-Credit Rights or uncertificated Securities (other than uncertificated Securities in a Securities Account), execute and deliver (and, with respect to any Collateral consisting of uncertificated Securities, cause the issuer with respect to such uncertificated Securities to execute and deliver) to the Administrative Agent all control agreements, assignments, instruments or other documents with a principal amount in excess of $1,000,000 and as reasonably requested by the Administrative Agent for the purposes of obtaining and maintaining Control of such Collateral. If any Collateral shall consist of Deposit Accounts or Securities Accounts, comply with Section 6.14 of the Credit Agreement.

(d) Other Liens. Defend its interests in the Collateral against the material claims and demands of all other parties claiming an interest therein other than the Administrative Agent, the Control Agent and the Lenders, and keep the Collateral free from all Liens, except for Permitted Liens. Neither the Administrative Agent nor any Lender authorizes any Obligor to, and no Obligor shall, sell, exchange, transfer, assign, lease or otherwise dispose of the Collateral or any interest therein, except as permitted under the Credit Agreement.

(e) Preservation of Collateral. Keep the Collateral in good order, condition and repair in all material respects, ordinary wear and tear excepted; not use the Collateral in violation of the provisions of this Security Agreement or in material violation of any other agreement relating to the Collateral or any policy insuring the Collateral or any applicable Requirement of Law; not permit any Collateral to be or become a fixture to real property or an accession to other personal property unless the Administrative Agent has a valid, perfected and first priority security interest for the benefit of the Lenders in such real or personal property, subject to Permitted Liens.

(f) Changes in Structure or Location. Not, without providing ten (10) days prior written notice to the Administrative Agent and without filing (or confirming that the Administrative Agent has filed) such financing statements and amendments to any previously filed financing statements as the Administrative Agent may require, (i) alter its legal existence or, in one transaction or a series of transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets, (ii) change its state of incorporation or organization, or (iii) change its registered legal name.

(g) Inspection. Allow the Administrative Agent or its representatives to visit and inspect the Collateral as set forth in Section 5.6 of the Credit Agreement.

(h) Collateral Held by Warehouseman, Bailee, etc. Upon the occurrence of an Event of Default and during the continuance thereof, if any Collateral is at any time in the possession or control of a warehouseman, bailee or any agent or processor of such Obligor, if the aggregate book value of all such Collateral exceeds $500,000, (i) notify the Administrative Agent of such possession, (ii) notify such Person of the Administrative Agent’s security interest for the benefit of the Lenders in such Collateral, (iii) instruct such Person to hold all such Collateral for the Administrative Agent’s account subject to the Administrative Agent’s instructions and (iv) use its best efforts to obtain an acknowledgment from such Person that it is holding such Collateral for the benefit of the Administrative Agent.

(i) Treatment of Accounts. (i) Not grant or extend the time for payment of any Account, or compromise or settle any Account for less than the full amount thereof, or release any person or property, in whole or in part, from payment thereof, or allow any credit or discount thereon, other than in the prudent conduct of an Obligor’s business (to be determined in Obligor’s reasonable discretion) and (ii) maintain at its principal place of business a record of Accounts consistent with prudent business practices.

(j) Covenants Relating to Inventory.

(i) Maintain, keep and preserve its Inventory in good salable condition at its own cost and expense.

(ii) Comply with all reporting requirements set forth in the Credit Agreement with respect to Inventory.

(iii) If any of the Inventory valued over $1,000,000 is at any time evidenced by a document of title, promptly notify the Administrative Agent thereof and, upon the request of the Administrative Agent, deliver such document of title to the Administrative Agent.

(k) Covenants Relating to Copyrights.

(i) Employ the Copyright for each material Work with such notice of copyright as may be required by law to secure copyright protection.

(ii) Except as could not reasonably be expected to have a Material Adverse Effect, (A) not do any act or knowingly omit to do any act whereby any Copyright may become invalidated; (B) not do any act, or knowingly omit to do any act, whereby any Copyright may become injected into the public domain; (C) notify the Administrative Agent immediately if it knows, or has reason to know, that any Copyright could reasonably be expected to become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in any court or tribunal in the United States or any other country) regarding an Obligor’s ownership of any such Copyright or its validity; (D) take all necessary steps as it shall deem appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each Copyright owned by an Obligor including, without limitation, filing of applications for renewal where necessary; and (E) promptly notify the Administrative Agent of any material infringement of any Copyright of an Obligor of which it becomes aware and take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

(iii) Not make any agreement in conflict with the security interest in the Copyrights of each Obligor hereunder, except to the extent that the term in such agreement creating such conflict is ineffective under applicable law (including Sections 9-406, 9-407, 9-408 and 9-409 of the UCC of any relevant jurisdiction).

(l) Covenants Relating to Patents and Trademarks.

(i) Except as could not reasonably be expected to have a Material Adverse Effect, use reasonable efforts to (A) continue to use each Trademark in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark, (C) employ such Trademark with the appropriate notice of registration, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

(ii) Except as could not reasonably be expected to have a Material Adverse Effect, use reasonable efforts to not do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated.

(iii) Except as could not reasonably be expected to have a Material Adverse Effect, promptly notify the Administrative Agent if it knows, or has reason to know, that any application or registration relating to any Patent or Trademark may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding an Obligor’s ownership of any such Patent or Trademark or its right to register the same or to keep, maintain and use the same.

(iv) Whenever an Obligor, either by itself or through an agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, such Obligor shall report such filing to the Administrative Agent and the Lenders within five (5) Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, an Obligor shall execute and deliver any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent’s and the Lenders’ security interest in any Patent or Trademark and the goodwill and General Intangibles of such Obligor relating thereto or represented thereby.

(v) Except as could not reasonably be expected to have a Material Adverse Effect, take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application, to obtain the relevant registration and to maintain each registration of the Patents and Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

(vi) Except as could not reasonably be expected to have a Material Adverse Effect, promptly notify the Administrative Agent and the Lenders after it learns that any Patent or Trademark included in the Collateral is infringed, misappropriated or diluted by a third party and if prudent business conduct (to be determined in Obligor’s reasonable discretion) promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as it shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

(vii) Use reasonable efforts to not make an agreement in conflict with the security interest in the Patents or Trademarks of any Obligor hereunder, except to the extent that the term in such agreement creating such conflict is ineffective under applicable law (including Sections 9-406, 9-407, 9-408 and 9-409 of the UCC of any relevant jurisdiction).

(m) New Patents, Copyrights and Trademarks. Concurrently with the delivery of the next financial statement referred to in Section 5.1(b) of the Credit Agreement, provide the Administrative Agent with (i) a listing of all applications, if any, for new Copyrights, Patents or Trademarks (together with a listing of the issuance of registrations or letters on present applications), which new applications and issued registrations or letters shall be subject to the terms and conditions hereunder, and (ii) (A) with respect to Copyrights, a duly executed Notice of Grant of Security Interest in Copyrights, (B) with respect to Patents, a duly executed Notice of Grant of Security Interest in Patents, (C) with respect to Trademarks, a duly executed Notice of Grant of Security Interest in Trademarks or (D) such other duly executed documents as the Administrative Agent may request in a form acceptable to counsel for the Administrative Agent and suitable for recording to evidence the security interest of the Administrative Agent on behalf of the Lenders in the Copyright, Patent or Trademark which is the subject of such new application.

(n) Commercial Tort Claims; Notice of Litigation. (i) Promptly forward to the Administrative Agent written notification of any and all Commercial Tort Claims of the Obligors in excess of $3,000,000, including, but not limited to, any and all actions, suits, and proceedings before any court or Governmental Authority by or affecting such Obligor or any of its Subsidiaries and (ii) execute and deliver such statements, documents and notices and do and cause to be done all such things as may be required by the Administrative Agent, or required by law, including all things which may from time to time be necessary under the UCC to fully create, preserve, perfect and protect the priority of the Administrative Agent’s security interest in any Commercial Tort Claim in excess of $3,000,000.

(o) Status of Collateral as Personal Property. At all times maintain the Collateral as personal property and not affix any of the Collateral to any real property in a manner which would change its nature from personal property to real property or a Fixture unless the Administrative Agent has a valid, perfected and first priority security interest for the benefit of the Lenders in such real or personal property, subject to Permitted Liens.

(p) Regulatory Approvals. Promptly, and at its expense, execute and deliver, or cause to be executed and delivered, all applications, certificates, instruments, registration statements, and all other documents and papers the Administrative Agent may reasonably request and as may be required by law to acquire any Governmental Approval or the consent, approval, registration, qualification or authorization of any other Person deemed necessary or appropriate for the effective exercise of any of the rights under this Security Agreement. Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, each Obligor shall take any action which the Administrative Agent may reasonably request in order to transfer and assign to the Administrative Agent, or to such one or more third parties as the Administrative Agent may designate, or to a combination of the foregoing, each Government Approval of such Obligor. To enforce the provisions of this subsection, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent is empowered to request the appointment of a receiver from any court of competent jurisdiction. Such receiver shall be instructed to seek from the Governmental Authority an involuntary transfer of control of each such Governmental Approval for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. Each Obligor hereby agrees to authorize such an involuntary transfer of control upon the request of the receiver so appointed, and, if such Obligor shall refuse to authorize the transfer, its approval may be required by the court. Upon the occurrence and continuance of an Event of Default, such Obligor shall further use its reasonable best efforts to assist in obtaining Governmental Approvals, if required, for any action or transaction contemplated by this Security Agreement, including, without limitation, the preparation, execution and filing with the Governmental Authority of such Obligor’s portion of any necessary or appropriate application for the approval of the transfer or assignment of any portion of the assets (including any Governmental Approval) of such Obligor. Because each Obligor agrees that the Administrative Agent’s remedy at law for failure of such Obligor to comply with the provisions of this subsection would be inadequate and that such failure would not be adequately compensable in damages, such Obligor agrees that the covenants contained in this subsection may be specifically enforced, and such Obligor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

(q) Insurance. Insure, repair and replace the Collateral of such Obligor as set forth in the Credit Agreement. All proceeds derived from insurance on the Collateral shall be subject to the security interest of the Administrative Agent hereunder.

(r) Covenants Relating to the Assigned Agreements.

(i) Upon the request of the Administrative Agent, each Obligor shall, at its expense, (A) furnish to the Administrative Agent copies of all notices, requests and other documents received by such Obligor under or pursuant to the Assigned Agreements, and such other information and reports regarding the Assigned Agreements and (B) make to any other party to any Assigned Agreement such demands and requests for information and reports or for action as an Obligor is entitled to make thereunder.

(ii) Unless the applicable Obligor believes it is necessary in the prudent conduct of its business (to be determined in Obligor’s reasonable discretion), no Obligor shall (A) cancel or terminate any Assigned Agreement of such Obligor or consent to or accept any cancellation or termination thereof; (B) amend or otherwise modify any Assigned Agreement of such Obligor or give any consent, waiver or approval thereunder; (C) waive any default under or breach of any Assigned Agreement of such Obligor; or (D) take any other action in connection with any Assigned Agreement of such Obligor which would impair the value of the interest or rights of such Obligor thereunder or which would impair the interests or rights of the Administrative Agent.

6. License of Intellectual Property. The Obligors hereby grant to the Administrative Agent, effective upon the occurrence and during the continuance of any Event of Default, the nonexclusive right and license to use all Intellectual Property owned, where permitted under the applicable third party license agreement, or used by any Obligor that relate to the Collateral and any other collateral granted by the Obligors as security for the Secured Obligations, together with any goodwill associated therewith, all to the extent necessary to enable the Administrative Agent to use, possess and realize on the Collateral and to enable any successor or assign to enjoy the benefits of the Collateral. This right and license shall inure to the benefit of all successors, assigns and transferees of the Administrative Agent and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license is granted free of charge, without requirement that any monetary payment whatsoever be made to the Obligors.

7. Special Provisions Regarding Inventory. Notwithstanding anything to the contrary contained in this Security Agreement, each Obligor may, unless and until an Event of Default occurs and is continuing and the Administrative Agent instructs such Obligor otherwise, without further consent or approval of the Administrative Agent, use, consume, sell, lease and exchange its Inventory in the prudent conduct of its business, whereupon, in the case of such a sale or exchange, the security interest created hereby in the Inventory so sold or exchanged (but not in any Proceeds arising from such sale or exchange) shall cease immediately without any further action on the part of the Administrative Agent.

8. Performance of Obligations; Advances by Administrative Agent. Upon the occurrence of an Event of Default and during continuance thereof, the Administrative Agent may, at its sole option and in its sole discretion, perform or cause to be performed the same and in so doing may expend such sums as the Administrative Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Administrative Agent may make for the protection of the security interest hereof or may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Obligors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the ABR Default Rate. No such performance of any covenant or agreement by the Administrative Agent on behalf of any Obligor, and no such advance or expenditure therefor, shall relieve the Obligors of any default under the terms of this Security Agreement, the other Credit Documents or any Secured Hedging Agreement. The Administrative Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by an Obligor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

9. Events of Default.

The occurrence of an event which under the Credit Agreement would constitute an Event of Default shall be an event of default hereunder (an “Event of Default”).

10. Remedies.

(a) General Remedies. Upon the occurrence of an Event of Default and during continuation thereof, the Administrative Agent and the Control Agent shall have, in addition to the rights and remedies provided herein, in the Credit Documents, in any Secured Hedging Agreement or by law (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the UCC of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Administrative Agent may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Obligors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Obligors to assemble and make available to the Administrative Agent at the expense of the Obligors any Collateral at any place and time designated by the Administrative Agent which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Obligors hereby waives to the fullest extent permitted by law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Administrative Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). Neither the Administrative Agent’s compliance with any applicable state or federal law in the conduct of such sale, nor its disclaimer of any warranties relating to the Collateral, shall be considered to adversely affect the commercial reasonableness of such sale. In addition to all other sums due the Administrative Agent and the Lenders with respect to the Secured Obligations, the Obligors shall pay the Administrative Agent and each of the Lenders all reasonable documented costs and expenses incurred by the Administrative Agent or any such Lender, including, but not limited to, reasonable attorneys’ fees and court costs, in obtaining or liquidating the Collateral, in enforcing payment of the Secured Obligations, or in the prosecution or defense of any action or proceeding by or against the Administrative Agent or the Lenders or the Obligors concerning any matter arising out of or connected with this Security Agreement, any Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the Bankruptcy Code. To the extent the rights of notice cannot be legally waived hereunder, each Obligor agrees that any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Company in accordance with the notice provisions of Section 9.2 of the Credit Agreement at least ten (10) days before the time of sale or other event giving rise to the requirement of such notice. The Administrative Agent and the Lenders shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by law, any Lender may be a purchaser at any such sale. To the extent permitted by applicable law, each of the Obligors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable law, the Administrative Agent and the Lenders may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Administrative Agent and the Lenders may further postpone such sale by announcement made at such time and place.

(b) Remedies Relating to Accounts. Upon the occurrence of an Event of Default and during the continuation thereof, whether or not the Administrative Agent has exercised any or all of its rights and remedies hereunder, the Administrative Agent shall have the right to enforce any Obligor’s rights against any account debtors and obligors on such Obligor’s Accounts. Each Obligor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Administrative Agent in accordance with the provisions of this Section shall be solely for the Administrative Agent’s own convenience and that such Obligor shall not have any right, title or interest in such Proceeds or in any such other amounts except as expressly provided herein. To the extent required by the Administrative Agent, each Obligor agrees to execute any document or instrument, and to take any action, necessary under applicable law (including the Federal Assignment of Claims Act) in order for the Administrative Agent to exercise its rights and remedies (or be able to exercise its rights and remedies at some future date) with respect to any Accounts of such Obligor where the account debtor is a Governmental Authority. The Administrative Agent and the Lenders shall have no liability or responsibility to any Obligor for acceptance of a check, draft or other order for payment of money bearing the legend “payment in full” or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. Each Obligor hereby agrees to indemnify the Administrative Agent and the Lenders and their respective officers, directors, employees, partners, members, counsel, agents, representatives, advisors and affiliates from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and reasonable attorneys’ fees suffered or incurred by the Administrative Agent or the Lenders (each, an “Indemnified Party”) because of the maintenance of the foregoing arrangements except as relating to or arising out of the gross negligence or willful misconduct of an Indemnified Party or its officers, employees or agents. In the case of any investigation, litigation or other proceeding, the foregoing indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by an Obligor, its directors, shareholders or creditors or an Indemnified Party or any other Person or any other Indemnified Party is otherwise a party thereto.

(c) Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent shall have the right to enter and remain upon the various premises of the Obligors without cost or charge to the Administrative Agent, and use the same, together with materials, supplies, books and records of the Obligors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Administrative Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral. If the Administrative Agent exercises its right to take possession of the Collateral, each Obligor shall also at its expense perform any and all other steps reasonably requested by the Administrative Agent to preserve and protect the security interest hereby granted in the Collateral, such as placing and maintaining signs indicating the security interest of the Administrative Agent, appointing overseers for the Collateral and maintaining inventory records.

(d) Nonexclusive Nature of Remedies. Failure by the Administrative Agent or the Lenders to exercise any right, remedy or option under this Security Agreement, any other Credit Document, any Secured Hedging Agreement or as provided by law, or any delay by the Administrative Agent or the Lenders in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Administrative Agent or the Lenders shall only be granted as provided herein. To the extent permitted by law, neither the Administrative Agent, the Lenders, nor any party acting as attorney for the Administrative Agent or the Lenders, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Administrative Agent and the Lenders under this Security Agreement shall be cumulative and not exclusive of any other right or remedy which the Administrative Agent or the Lenders may have.

(e) Retention of Collateral. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent may, after providing the notices required by Sections 9-620 and 9-621 of the UCC (or any successor sections of the UCC) or otherwise complying with the notice requirements of applicable law of the relevant jurisdiction, accept or retain all or any portion of the Collateral in satisfaction of the Secured Obligations. Unless and until the Administrative Agent shall have provided such notices, however, the Administrative Agent shall not be deemed to have retained any Collateral in satisfaction of any Secured Obligations for any reason.

(f) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Administrative Agent or the Lenders are legally entitled, the Obligors shall be jointly and severally liable for the deficiency, together with interest thereon at the rate of interest applicable thereto pursuant to Section 2.10(b) of the Credit Agreement, together with the costs of collection and the reasonable fees of any attorneys employed by the Administrative Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Obligors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

(g) Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real and other personal property and securities owned by an Obligor), or by a guarantee, endorsement or property of any other Person, then the Administrative Agent shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence and during the continuation of any Event of Default, and the Administrative Agent shall have the right, in its sole discretion, to determine which rights, security, Liens, security interests or remedies the Administrative Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Administrative Agent’s and the Lenders’ rights or the Secured Obligations under this Security Agreement, under any other of the Credit Documents or under any Secured Hedging Agreement.

11. Rights of the Administrative Agent.

(a) Power of Attorney. Each Obligor hereby designates and appoints the Administrative Agent, on behalf of the Lenders, and each of its designees or agents, as attorney-in-fact of such Obligor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default:

(i) to demand, collect, settle, compromise, adjust and give discharges and releases concerning the Collateral of such Obligor, all as the Administrative Agent may reasonably determine in respect of such Collateral;

(ii) to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

(iii) to defend, settle, adjust or compromise any action, suit or proceeding brought with respect to the Collateral and, in connection therewith, give such discharge or release as the Administrative Agent may deem reasonably appropriate;

(iv) to receive, open and dispose of mail addressed to an Obligor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Obligor, or securing or relating to such Collateral, on behalf of and in the name of such Obligor;

(v) to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes;

(vi) to adjust and settle claims under any insurance policy relating to the Collateral;

(vii) to execute and deliver and/or file all assignments, conveyances, statements, financing statements, continuation financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may determine necessary in order to perfect (in the case of Perfection Collateral) and maintain the security interests and Liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated herein;

(viii) to institute any foreclosure proceedings that the Administrative Agent may deem appropriate;

(ix) to execute any document or instrument, and to take any action, necessary under applicable law (including the Federal Assignment of Claims Act) in order for the Administrative Agent to exercise its rights and remedies (or to be able to exercise its rights and remedies at some future date) with respect to any Account of an Obligor where the account debtor is a Governmental Authority; and

(x) to do and perform all such other acts and things as the Administrative Agent may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Secured Obligations (other than contingent indemnity obligations that survive termination of the Credit Documents pursuant to the stated terms thereof) remain outstanding, any Credit Document or Secured Hedging Agreement is in effect, and until all of the Commitments shall have been terminated. The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Administrative Agent in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Administrative Agent solely to perfect (in the case of Perfection Collateral), protect, preserve and realize upon its security interest in the Collateral.

(b) Assignment by the Administrative Agent. The Administrative Agent may from time to time assign the Secured Obligations or any portion thereof and/or the Collateral or any portion thereof to a successor Administrative Agent, and the assignee shall be entitled to all of the rights and remedies of the Administrative Agent under this Security Agreement in relation thereto.

(c) Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Administrative Agent or the Control Agent hereunder, neither the Administrative Agent nor the Control Agent shall have any duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Obligors shall be responsible for preservation of all rights in the Collateral, and the Administrative Agent and the Control Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Obligors. The Administrative Agent and the Control Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in their possession if the Collateral is accorded treatment substantially equal to that which the Administrative Agent or the Control Agent, as applicable, accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that neither the Administrative Agent nor the Control Agent shall have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. In the event of a public or private sale of Collateral pursuant to Section 10 hereof, neither the Administrative Agent nor the Control Agent shall have any obligation to clean-up, repair or otherwise prepare the Collateral for sale.

12. Application of Proceeds. After the exercise of remedies by the Administrative Agent or the Lenders pursuant to Section 7.2 of the Credit Agreement (or after the Commitments shall automatically terminate and the Loans (with accrued interest thereon) and all other amounts under the Credit Documents (including without limitation the maximum amount of all contingent liabilities under Letters of Credit) shall automatically become due and payable in accordance with the terms of such Section), any proceeds of the Collateral, when received by the

Administrative Agent, the Control Agent or any of the Lenders in cash or its equivalent, will be applied in reduction of the Secured Obligations in the order set forth in Section 2.13(b) of the Credit Agreement, and each Obligor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Administrative Agent shall have the continuing and exclusive right to apply and reapply any and all such proceeds in the Administrative Agent’s sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

13. Costs of Counsel. If at any time hereafter, whether upon the occurrence of an Event of Default or not, the Administrative Agent or the Control Agent employs counsel to prepare or consider amendments, waivers or consents with respect to this Security Agreement, or to take action or make a response in or with respect to any legal or arbitral proceeding relating to this Security Agreement or relating to the Collateral, or to protect the Collateral or exercise any rights or remedies under this Security Agreement or with respect to the Collateral, then the Obligors agree to promptly pay upon demand any and all such reasonable documented costs and expenses of the Administrative Agent and the Control Agent, all of which costs and expenses shall constitute Secured Obligations hereunder.

14. Continuing Agreement.

(a) This Security Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Secured Obligations (other than contingent indemnity obligations that survive termination of the Credit Documents pursuant to the stated terms thereof) remain outstanding, any Credit Document or Secured Hedging Agreement is in effect, and until all of the Commitments shall have been terminated. Upon such payment and termination, this Security Agreement shall be automatically terminated and the Administrative Agent, the Control Agent and the Lenders shall, upon the request and at the expense of the Obligors, forthwith release all of the Liens and security interests granted hereunder and shall execute and/or deliver all UCC termination statements and/or other documents reasonably requested by the Obligors evidencing such termination. Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Security Agreement.

(b) This Security Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent, the Control Agent or any Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Administrative Agent, the Control Agent or any Lender in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

15. Amendments; Waivers; Modifications. This Security Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 9.1 of the Credit Agreement.

16. Successors in Interest. This Security Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Obligor, its successors and assigns and shall inure, together with the rights and remedies of the Administrative Agent, the Control Agent and the Lenders hereunder, to the benefit of the Administrative Agent, the Control Agent and the Lenders and their successors and permitted assigns; provided, however, that none of the Obligors may assign its rights or delegate its duties hereunder without the prior written consent of each Lender or the Required Lenders, as required by the Credit Agreement. To the fullest extent permitted by law, each Obligor hereby releases the Administrative Agent, the Control Agent and each Lender, each of their respective affiliates, officers, employees and agents and each of their respective successors and assigns (each an “Indemnified Party”), from any liability for any act or omission relating to this Pledge Agreement or the Pledged Collateral, except, with respect to any Indemnified Party, for any liability arising from the gross negligence or willful misconduct of such Indemnified Party or its affiliates, officers, employees or agents, in each case as determined by a court of competent jurisdiction pursuant to a final non-appealable judgment.

17. Notices. All notices required or permitted to be given under this Security Agreement shall be in conformance with Section 9.2 of the Credit Agreement.

18. Counterparts. This Security Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart. Delivery of executed counterparts of the Security Agreement by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered upon the request of the Administrative Agent.

19. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning, construction or interpretation of any provision of this Security Agreement.

20. Governing Law; Submission to Jurisdiction and Service of Process; Waiver of Jury Trial; Venue. THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). The terms of Sections 9.14 and 9.17 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

21. Severability. If any provision of this Security Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

22. Entirety. This Security Agreement, the other Credit Documents and the Secured Hedging Agreements represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to this Security Agreement, the other Credit Documents, the Secured Hedging Agreements or the transactions contemplated herein and therein.

23. Survival. All representations and warranties of the Obligors hereunder shall survive the execution and delivery of this Security Agreement, the other Credit Documents and the Secured Hedging Agreements, the delivery of the Notes and the making of the Loans and the issuance of the Letters of Credit under the Credit Agreement.

24. Joint and Several Obligations of Obligors.

(a) Each of the Obligors is accepting joint and several liability hereunder in consideration of the financial accommodations to be provided by the Lenders under the Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Obligors and in consideration of the undertakings of each of the Obligors to accept joint and several liability for the obligations of each of them.

(b) Each of the Obligors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Obligors with respect to the payment and performance of all of the Secured Obligations arising under this Security Agreement, the other Credit Documents and the Secured Hedging Agreements, it being the intention of the parties hereto that all the Secured Obligations shall be the joint and several obligations of each of the Obligors without preferences or distinction among them.

(c) Notwithstanding any provision to the contrary contained herein, in any other of the Credit Documents or in any Secured Hedging Agreement, to the extent the obligations of an Obligor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Obligor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

25. Rights of Required Lenders. All rights of the Administrative Agent hereunder, if not exercised by the Administrative Agent, may be exercised by the Required Lenders.

26. Control Agent.

(a) The Administrative Agent, on behalf of itself and the Lenders, appoints Wachovia Bank, National Association as its collateral agent (together with any successor in such capacity appointed by the Administrative Agent) for the limited purpose of acting as the agent on behalf of the Administrative Agent (on behalf of the Lenders) with respect to the Control Collateral for purposes of perfecting the Liens of such parties on the Control Collateral. The Control Agent accepts such appointment and agrees to hold such Control Collateral in its possession or control (or in the possession or control of its agents or bailees) as Control Agent for the benefit of the Administrative Agent (on behalf of the Lenders) and any permitted assignee of any thereof solely for the purpose of perfecting the security interest granted to such parties in such Control Collateral. The Administrative Agent hereby acknowledges that the Control Agent will obtain “control” under the UCC over certain Deposit Accounts and Securities Accounts as contemplated by this Security Agreement for the benefit of the Administrative Agent (on behalf of the Lenders). The Administrative Agent hereby also acknowledges and agrees that the Control Agent will enter into landlord lien waivers as contemplated by the Credit Agreement for the benefit of the Administrative Agent (on behalf of the Lenders).

(b) The Control Agent and the Administrative Agent (on behalf of the Lenders), each hereby agrees that the Administrative Agent shall have the sole and exclusive right and authority to give instructions to, and otherwise direct, the Control Agent in respect of the Control Collateral or any control agreement with respect to any Control Collateral. The Obligors hereby jointly and severally agree to pay, reimburse, indemnify and hold harmless the Control Agent to the same extent and on the same terms that the Obligors are required to do so for the Administrative Agent in accordance with the Credit Agreement. The Lenders hereby jointly and severally agree to pay, reimburse, indemnify and hold harmless the Control Agent to the same extent and on the same terms that the Lenders are required to do so for the Administrative Agent in accordance with the Credit Agreement.

(c) The provisions of Article VIII of the Credit Agreement shall inure to the benefit of the Control Agent (as if the Control Agent were the agent named therein) in respect of this Security Agreement, and shall be binding upon all Obligors and all Lenders and upon the parties hereto in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Control Agent therein set forth:

(i) The Control Agent is authorized to take all such actions as are provided to be taken by it as Control Agent hereunder, or as instructed by the Administrative Agent as provided herein, in each case together with all other actions reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Control Collateral), the Control Agent shall act or refrain from acting in accordance with written instructions from the Administrative Agent, or, in the absence of such instructions or provisions, in accordance with its reasonable discretion.

(ii) The Control Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of any Lien created under this Security Agreement in any of the Collateral, whether impaired by operation of Law or by reason of any action or omission to act on its part hereunder unless such action or omission constitutes gross negligence or willful misconduct. The Control Agent shall not have a duty to ascertain or inquire as to the performance or observance of any of the terms of this Security Agreement by any Obligor. This Security Agreement shall not subject the Control Agent to any obligation or liability except as expressly set forth herein. In particular, the Control Agent shall have no duty to investigate whether the obligations of any Obligor to the Administrative Agent or any other Lender are in default or whether the Administrative Agent is entitled under this Security Agreement, or otherwise to give any instructions or notice of exclusive control. The Control Agent is fully entitled to rely upon such instructions as it believes in good faith to have originated from the Administrative Agent.

(iii) Except as set forth in clause (iv) below, the Control Agent shall have no obligation whatsoever to the Administrative Agent or any Lender including, without limitation, any obligation to assure that the Control Collateral is owned by any Obligor or one of their respective Subsidiaries or to preserve rights or benefits of any Person except as expressly set forth in this Section 26.

(iv) In acting on behalf of the Administrative Agent and the Lenders, the duties or responsibilities of the Control Agent under this Section 26 shall be limited solely to:

(A) entering into one or more control agreements in form and substance satisfactory to the Control Agent and the Administrative Agent with respect to Control Collateral consisting of Deposit Accounts and Securities Accounts and exercising the rights of the Secured Parties thereunder in accordance with the instructions of, and on behalf of, the Administrative Agent;

(B) delivering any notices received by it with respect to any item of Control Collateral in its possession or control to the Administrative Agent; and

(C) entering into any landlord lien waivers as directed by the Administrative Agent.

(d) The Control Agent shall not, by reason of the Credit Agreement or this Security Agreement or any other document, have a fiduciary relationship in respect of the Administrative Agent or any Lender or any Obligor.

(e) The Control Agent shall have an unfettered right to resign as Control Agent upon thirty (30) days prior written notice to the Company and the Administrative Agent. If upon the effective date of such resignation no successor to the Control Agent has been appointed by the Administrative Agent, the Control Agent shall enter into any amendments to Control Agreements as may be necessary to allow the Administrative Agent to obtain control of such Control Collateral and the Administrative Agent shall accept and succeed to the role of the Control Agent as the agent for perfection on the Control Collateral.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Each of the parties hereto has caused a counterpart of this Security Agreement to be duly executed and delivered as of the date first above written.

COMPANY:	GATEHOUSE MEDIA OPERATING, INC., a Delaware corporation

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	Chief Executive Officer

SUBSIDIARY BORROWERS:	GATEHOUSE MEDIA MASSACHUSETTS I, INC., a Delaware corporation

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	President & Chief Executive Officer

GATEHOUSE MEDIA MASSACHUSETTS II, INC., a Delaware corporation

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	President & Chief Executive Officer

ENHE ACQUISITION, LLC, a Delaware limited liability company

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	President & Chief Executive Officer

HOLDCO:	GATEHOUSE MEDIA HOLDCO, INC., a Delaware corporation

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	Chief Executive Officer

GUARANTORS:	GATEHOUSE MEDIA ARIZONA HOLDINGS, INC., a Delaware corporation

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	Chief Executive Officer

GATEHOUSE MEDIA GROUP ARKANSAS HOLDINGS, INC., a Delaware corporation

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	Chief Executive Officer

GATEHOUSE MEDIA CALIFORNIA HOLDINGS, INC., a Delaware corporation

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	Chief Executive Officer

GATEHOUSE MEDIA COLORADO HOLDINGS, INC., a Delaware corporation

	By:	/s/ Michael E. Reed
	Name:	Michael E. Reed
	Title:	Chief Executive Officer

GATEHOUSE MEDIA CORNING HOLDINGS, INC., a Nevada corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA FREEPORT HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA ILLINOIS HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA IOWA HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA KANSAS HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA LANSING PRINTING, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA LOUISIANA HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA MANAGEMENT SERVICES, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA MICHIGAN HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA MINNESOTA HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA MISSOURI HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA NEBRASKA HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA NEVADA HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA NEW YORK HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA NORTH DAKOTA HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA PENNSYLVANIA HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

GATEHOUSE MEDIA SUBURBAN NEWSPAPERS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

LIBERTY SMC, L.L.C., a Delaware limited liability company

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

MINERAL DAILY NEWS TRIBUNE, INC., a West Virginia corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

NEWS LEADER, INC., a Louisiana corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

TERRY NEWSPAPERS, INC., an Iowa corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

ENTERPRISE NEWSMEDIA HOLDING, LLC, a Delaware limited liability company

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	President & Chief Executive Officer

ENTERPRISE NEWSMEDIA, LLC, a Delaware limited liability company

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	President & Chief Executive Officer

LRT FOUR HUNDRED, LLC, a Delaware limited liability company

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	President & Chief Executive Officer

GEORGE W. PRESCOTT PUBLISHING COMPANY, LLC, a Delaware limited liability company

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	President & Chief Executive Officer

LOW REALTY, LLC, a Delaware limited liability company

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	President & Chief Executive Officer

ENTERPRISE PUBLISHING COMPANY, LLC, a Delaware limited liability company

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	President & Chief Executive Officer

GATEHOUSE MEDIA DIRECTORIES HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	President & Chief Executive Officer

SUREWEST DIRECTORIES, a California corporation

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	President & Chief Executive Officer

Accepted and agreed to as of the date first above written:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ John D. Brady
Name:	John D. Brady
Title:	Director

WACHOVIA BANK, NATIONAL ASSOCIATION, as Control Agent

By:	/s/ John D. Brady
Name:	John D. Brady
Title:	Director